UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 27, 2017

Cue Biopharma, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38327	47-3324577
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

675 W. Kendall St., Cambridge, MA	02142
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code):  (617) 949-2680

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

Amended and Restated Certificate of Incorporation

In connection with the Offering (as defined below), on December 21, 2017, Cue Biopharma, Inc. (the “Company”), amended and restated its certificate of incorporation (as amended and restated, the “Amended and Restated Charter”). A description of the Amended and Restated Charter is set forth in the Company’s registration statement on Form S-1 filed with the Securities and Exchange Commission on December 13, 2017 (the “S-1”) under the heading “DESCRIPTION OF CAPITAL STOCK,” which such description is incorporated by reference herein.

The foregoing description of the Amended and Restated Charter is qualified in its entirety by reference to the full text of the Amended and Restated Charter, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01	Other Events.

On December 27, 2017, the Company completed the initial public offering (the “Offering”) of its common stock, $0.001 par value per share (“Common Stock”). The Company sold 8,820,710 shares of Common Stock in the Offering at an offering price of $7.50 per share, generating gross proceeds of $66,155,325 before underwriting commissions and offering expenses. The shares of Common Stock are expected to begin trading on the Nasdaq Capital Market on January 2, 2018 under the ticker symbol “CUE.”

In connection with the Offering, the Company issued to the underwriters in the Offering warrants to purchase 882,071 shares of Common Stock at an exercise price of $9.375 per share. A description of the warrants is set forth in the S-1 under the heading “UNDERWRITING (CONFLICTS OF INTEREST) – Underwriter’s Warrant,” which such description is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

The exhibits required to be filed as a part of this Form 8-K are listed in the Exhibit Index attached hereto and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cue Biopharma, Inc.
Date: December 27, 2017	By:	/s/ Daniel R. Passeri
	Name:	Daniel R. Passeri
	Title:	Chief Executive Officer and Director

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of the Company, dated December 21, 2017.